                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Covista Communications, Inc. on Form 10-K for the period ending January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank J. Pazera, Chief Financial Officer of Covista Communications, Inc. certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material aspects, the financial condition and result of operations of Covista Communications, Inc.


Date: April 29, 2005                   By: /s/ Frank J. Pazera
                                           -------------------------------------
                                           Frank J. Pazera
                                           Chief Financial Officer


                                  EXHIBIT 32.2